UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2011

GREEN ENVIROTECH HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-149626	32-0218005
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

PO Box 692
5300 Claus Road
Riverbank, CA 95367

 (Address of principal executive offices) (zip code)

(209) 863-9000
 (Registrant's telephone number, including area code)

(Former name, if changed since last report)

  Copies to:
Andrea Cataneo, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

N/A
 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 25, 2011, Green EnviroTech Holdings Corp. (the “Company”) entered into Amendment No. 2 (“Amendment No. 2”) to Securities Purchase Agreement, dated as of February 14, 2011, among the Company, Magic Bright Limited, a Hong Kong corporation (“Magic Bright”), and the members of Magic Bright listed on Schedule 1 thereof (the “Sellers”), as amended by Amendment No. 1 to Securities Purchase Agreement, dated as of March 25, 2011 (as amended, the “Purchase Agreement”). Pursuant to Amendment No. 2, the deadline for the closing of the acquisition by the Company of the issued shares of Magic Bright under the Purchase Agreement was extended from March 25, 2011 to March 30, 2011.

Item 9.01. Financial Statements and Exhibits.

10.1	Amendment No. 2, dated March 25, 2011, to Securities Purchase Agreement, among the Company, Magic Bright and the Sellers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN ENVIROTECH HOLDINGS CORP.

Dated: March 31, 2011	By:	/s/ Gary DeLaurentiis
Name: Gary DeLaurentiis Title: Chief Executive Officer

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